SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2004

ACE*COMM Corporation

(Exact name of registrant as specified in its charter)

Maryland	000-21059	52-1283030

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

704 Quince Orchard Road, Gaithersburg, Maryland 20878
(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 721-3000

Not Applicable

(Former name or former address, if changed since last report)

Item 8.01 Other Events.

     On September 27, 2004, ACE*COMM Corporation posted responses for “Ask the CEO Forum“on our website www.acecomm.com. A copy of the responses is being filed as exhibit 99.1 to this Form 8-K.

          99.1      Responses for “Ask the CEO Forum”, September 27, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE*COMM CORPORATION
(Registrant)

Date: September 28, 2004	/s/ Steven R. Delmar
Name: Steven R. Delmar
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Responses for “Ask the CEO Forum”, dated September 27, 2004.